Annual Report

Capital
Opportunity
Fund

December 31, 1997

T. Rowe Price

Report Highlights

Capital Opportunity Fund

o The broad stock market posted its third consecutive year of gains in excess of 20%, and your fund enjoyed solid performance over the second half.

o The fund's returns of 11.55% and 15.87% for the 6- and 12-month periods, respectively, surpassed the S&P 500 and the Lipper average in the second half, but trailed for the full year.

o The annual return was hampered by a weak first half due to the fund's bias toward smaller-cap stocks and growth over value stocks.

o In mid-year, we increased the market cap of key holdings and eliminated weak positions.

o While stock market gains are likely to be more modest in 1998, we are optimistic about the fund's long-term growth prospects.

Fellow Shareholders

The S&P 500's annual return of 33.36%, following the index's stellar gains in 1995 and 1996, strung together the first three straight years of 20% or better returns in this century. The stock market environment continued to be characterized by moderate economic growth, declining interest rates, minimal inflation, and solid corporate earnings growth.

Performance Comparison

Periods Ended 12/31/97     6 Months      12 Months
______________________________________________________________

Capital Opportunity Fund      11.55%         15.87%

S&P 500                       10.58          33.36

Lipper Capital
Appreciation
Funds Average                  8.97          20.36

Your fund posted a solid second-half performance, outperforming both the unmanaged Standard & Poor's 500 Stock Index and the Lipper average for similar funds. However, the year as a whole was frustrating due to weak results in the first half. The fund benefited from a mid-year portfolio restructuring, which included modestly increasing the average market capitalization of portfolio holdings and reviewing our larger investment positions.

MARKET ENVIRONMENT

Stocks thrived as solid earnings and the expansion of price/earnings multiples drove prices higher. Several sectors performed particularly well, including financial services, oil service, and large-cap blue chip stocks. Regional banks, in particular, benefited from another wave of consolidations. However, despite the positive backdrop, small-cap growth stocks struggled to keep pace with the broad market as investors preferred the stability and liquidity of larger-cap shares. Technology stocks were volatile once again, staging a powerful rally from their lows in early spring, then giving back most of the gains later in the year. The technology sell-off was precipitated largely by the collapse of Asian currencies and concern over how the turmoil would affect demand for U.S. exports.

During the fourth quarter, the equity market experienced increased volatility as investors began to wonder if problems emanating from Asia would derail the long-lived U.S. bull market. In this increasingly defensive environment, utilities and blue chip stocks tended to outperform other sectors as investors focused on capital preservation versus capital appreciation. This change in investor sentiment may prove to be healthy in the long run, since expectations for equity returns have become unrealistic after the strong gains of recent years.

The black cloud of the Asian crisis continued to shadow the investment horizon in the opening weeks of 1998. Whether this will be a fleeting event or have longer-lasting consequences remains to be seen. As the bull market ages and the nearly perfect environment for stocks begins to erode, 1998 is shaping up as a year in which good stock selection will be critical.

STRATEGY REVIEW

The fund's main contributor to performance was Cendant, a member- based consumer and business services provider. The company resulted from a merger between two of the fund's former holdings, HFS and CUC International. Another stock making a strong contribution to returns was Avis Rent A Car, the second-largest car rental company in the country. The shares benefited from structural changes in the industry and strong travel demand, which enabled Avis to increase prices and achieve profitable growth for the first time in years.

Another stock making a strong contribution to returns was Avis
Rent a car, the second largest car rental company in the country.

Two smaller-cap business services concerns, MemberWorks and Source Services, were also solid contributors in both periods. MemberWorks is an emerging membership services company that appears to be positioned for a dynamic future after reporting its first profitable quarter for the third quarter of 1997. Source Services, a specialty staffing and consulting services concern, has been generating strong earnings growth from the trend toward corporate outsourcing. Several other holdings registered good gains in the second half, including McDermott International, a leading world-wide energy services company highlighted in our June report, and FirstEnergy, an Ohio-based electrical utility benefiting from the recent merger of Ohio Edison and Centerior Energy.

Several factors contributed to the fund's subpar results for all of 1997. They included poor returns from several of our larger holdings, a portfolio positioning that had originally favored smaller-cap over large-cap stocks, and a bias toward growth over value stocks. As it turned out, both large-cap growth and value stocks across the market-cap spectrum were the places to be in 1997. Two other factors constraining performance were lack of exposure to the highflying financial sector and the dismal performance of our gold holdings.

Given the fund's concentrated investment approach, its performance can be heavily influenced by a few holdings, which was the case over the past year. The fund's sluggish performance in the first half was primarily due to our larger holdings. Consequently, we modestly restructured the portfolio during the summer, increasing exposure to the financial sector by buying several bank stocks, including BankBoston and BANC ONE. We also purchased Freddie Mac and Fannie Mae, two quasi-government mortgage financing companies. We took advantage of price weakness in the shares of leading drug manufacturing companies, Merck and Warner-Lambert, and initiated positions in them. Although the fund still has a smaller- to medium-cap bias, the addition of these large-company shares helped boost results in the second half. The portfolio restructuring has been encouraging, and we are optimistic about maintaining this momentum through 1998.

Although the fund reduced its gold exposure during the first half, the dramatic decline in the price of gold still had a negative impact on our gold holdings. . .

The most disappointing investment of the year was Mercury
Finance, a subprime consumer lender to used car buyers, which we discussed in detail in our last report. We have eliminated the position, and T. Rowe Price has initiated a lawsuit to recoup the losses.

Several other large holdings constrained the fund's performance in the second half, including two business services stocks, BISYS Group and First Data. The shares of BISYS Group lagged as a result of the company's loss of its largest customer due to an acquisition, and First Data failed to achieve the earnings growth expected by investors. In general, the business services sector, an area in which your fund has had good success finding profitable investment ideas, was a difficult place to make money in 1997. One other large holding that did poorly was OEA, a major component supplier to the airbag industry. The stock had contributed well to performance for several years, but earnings problems relating to the company's ramp-up of its inflator business hurt the stock. Although the fund reduced its gold exposure during the second half, the dramatic decline in the price of gold still had a negative impact on our gold holdings, particularly Dayton Mining, which we eliminated during the period.

This machine responds to many of today's cost-conscious hospital needs.


In each report we like to highlight at least one major holding to provide shareholders with a better understanding of how the fund implements its flexible, concentrated investment approach. One of the fund's largest holdings is Analogic, a leading supplier of precision medical equipment. With its experience in manufacturing components for nearly three-quarters of the CT scanners in use today, the company recently developed a complete, portable scanner that can be transported around a hospital, to military field hospitals, and to other remote places. This machine responds to many of today's cost-conscious hospital needs. The company is further leveraging its technology expertise in developing a CT-based explosive detection device currently being tested by the FAA to inspect luggage at airports throughout the world. We believe the company has the potential to double its earnings over the next few years if some of its new products are successful. It has virtually no debt, $8 per share in cash, and the shares are selling at nearly a 40% discount to the company's long-term earnings growth potential of about 25% a year. Since Analogic is not well followed by Wall Street analysts, we believe the stock is currently a gem waiting to be discovered.

OUTLOOK

While the powerful gains of recent years have heavily influenced investor expectations for future stock market returns, it is important to remember that the historical return generated by stocks is approximately 11% a year. We expect the underlying fundamentals of the domestic equity market to remain essentially solid through 1998, but fallout from the Asian crisis is likely to have some impact on the U.S. economy and financial markets. In early January, several banks and technology companies warned that earnings would be affected for the first and second quarters of the year.

Nevertheless, we continue to believe that most of the factors fueling the market's sharp advance will remain intact, including continuing benign inflation, low interest rates, and moderate economic and corporate earnings growth. The volatility seen in recent months is likely to persist through the first half of 1998, at least, but we remain optimistic about the outlook for stocks and your fund's long-term prospects.

Respectfully submitted,

John F. Wakeman
Chairman of the Investment Advisory Committee

January 23, 1998

T. Rowe Price Capital Opportunity Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                                  Percent of
                                                  Net Assets
                                                    12/31/97

Cendant                                                  6.2
%
MemberWorks                                              2.8

Analogic                                                 2.6

Affiliated Computer Services                             2.4

MCI                                                      2.4

Source Services                                          2.3

Warnaco Group                                            2.3

BISYS Group                                              2.3

Catalina Marketing                                       2.2

USA Waste Services                                       2.2

PartnerRe Holdings                                       2.1

Avis Rent A Car                                          2.0

Tyco International                                       2.0

ADVO 1.9

Safeway                                                  1.9

JP Foodservice                                           1.8

Corporate Express                                        1.8

Mid Ocean Limited                                        1.7

Prime Resources Group                                    1.7

Patriot American Hospitality                             1.7

EEX                                                      1.7

Stanley Works                                            1.5

Unifi                                                        1.5

Young Broadcasting                                       1.4

Interim Services                                         1.4

Total
53.8%


T. Rowe Price Capital Opportunity Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/97

Ten Best Contributors
____________________________________________________________

Cendant                                 30(cents)

Avis Rent A Car *                              17

MemberWorks                                    11

Safeway                                        11

Snyder Communications                          11

WaterLink **                                   11

FirstEnergy                                    10

McDermott International                        10

Source Services                                10

American Pad & Paper **                         9
____________________________________________________________

Total130(cents)

Ten Worst Contributors
____________________________________________________________

First Data                            - 14(cents)

BISYS Group                                    10

OEA                                            10

EEX                                             6

American Stores                                 5

Great Lakes Chemical                            4

La Quinta Inns                                  4

Dayton Mining **                                4

Reynolds Metals                                 4

Electromagnetic Sciences **                     4
____________________________________________________________

Total                                 - 65(cents)

12 Months Ended 12/31/97

Ten Best Contributors
____________________________________________________________

Cendant                                 30(cents)

Source Services                                24

General Nutrition                              22

McDermott International *                      22

Avis Rent A Car *                              17

ADT **                                         17

FirstEnergy                                    13

MemberWorks *                                  13

Cooper Cameron                                 12

WaterLink **                                   12
____________________________________________________________

Total                                  182(cents)

Ten Worst Contributors
____________________________________________________________

Mercury Finance **                    - 36(cents)

Dayton Mining **                               21

OEA                                            18

Boston Chicken **                              17

Tupperware **                                  11

Scholastic**                                   11

3Com **                                         7

EEX                                             7

Exide **                                        6

Ikon Office Solutions                           6
____________________________________________________________

Total                                - 140(cents)

    *   Position added
   **   Position eliminated


T. Rowe Price Capital Opportunity Fund

Performance Comparison

T. Rowe Price Capital Opportunity Fund

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Capital Opportunity Fund

As of 12/31/97

                            Lipper Capital
                 S&P 500     Appreciation         Capital
                  Index      Funds Average   Opportunity Fund

11/30/94      $  10,000        $ 10,000         $ 10,000
12/94            10,148          10,090           10,430
12/95            13,962          13,224           15,281
12/96            17,168          15,337           17,841
12/97            22,895          18,353           20,673

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 12/31/97                   Since Inception
                    1 Year   3 Years Inception      Date
_____________________________________________________________________

Capital Opportunity
    Fund            15.87%    25.61%    26.54%  11/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Capital Opportunity Fund

Financial Highlights

For a share outstanding throughout each period

                          Year                      11/30/94
                         Ended                       Through
                      12/31/97  12/31/96  12/31/95  12/31/94


NET ASSET VALUE

Beginning of
   period            $   15.75 $   14.13 $   10.43 $   10.00

Investment activities
   Net investment
     income               0.01         -*     0.01*     0.02*
   Net realized
     and unrealized
     gain (loss)          2.45      2.36      4.83      0.41

   Total from
     investment
     activities           2.46      2.36      4.84      0.43

Distributions
   Net investment
     income                  -         -     (0.01)        -
   Net realized
     gain                (1.59)    (0.74)    (1.13)        -

   Total
     distributions       (1.59)    (0.74)    (1.14)        -

NET ASSET VALUE

End of period        $   16.62 $   15.75 $   14.13 $   10.43

Ratios/Supplemental
   Data

Total return             15.87%   16.76%*   46.51%*    4.30%*

Ratio of
   expenses to
   average net
   assets                1.35%     1.35%*    1.35%*    1.35%*!

Ratio of net
   investment
   income to
   average
   net assets            0.04%     0.02%*    0.08%*    2.71%*!

Portfolio turnover
   rate                  85.0%    107.3%    136.9%    134.5%!

Average
   commission
   rate paid         $  0.0471 $  0.0338         -         -

Net assets, end
   of period
   (in thousands)    $ 109,055 $ 125,077 $  61,923 $   2,437

* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/96.
!  Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

December 31, 1997

Statement of Net Assets

                                      Shares/Par       Value
                                                In thousands

Common Stocks  90.7%

FINANCIAL  8.9%

Bank and Trust  3.0%

BANC ONE                                  20,000  $    1,086

BankBoston                                10,000         939

Washington Mutual                         20,000       1,276

                                                       3,301

Insurance  3.9%

Mid Ocean Limited                         35,000       1,899

PartnerRe Holdings ADR                    50,000       2,318

                                                       4,217

Financial Services  2.0%

Fannie Mae                                20,000       1,141

Freddie Mac                               25,000       1,049

                                                       2,190

Total Financial                                        9,708


UTILITIES  2.3%
Telephone  1.1%

Cincinnati Bell                           40,000       1,240

                                                       1,240

Electric Utilities  1.2%

FirstEnergy                               44,750       1,298
   1,298
Total Utilities                                        2,538

CONSUMER NONDURABLES  11.7%

Beverages  1.4%

PepsiCo                                   42,500       1,549

                                                       1,549

Pharmaceuticals  2.6%

Merck                                     12,000       1,275

Warner-Lambert                            12,500       1,550

                                                       2,825

Miscellaneous Consumer
   Products  7.7%

Culligan Water Technologies *             25,000  $    1,256

Mattel                                    30,000       1,118

Newell                                    30,000       1,275

Service Corp. International *             40,000       1,477

Stanley Works                             35,000       1,652

Unifi                                     40,000       1,627

                                                       8,405

Total Consumer Nondurables                            12,779

CONSUMER SERVICES  14.0%

General Merchandisers  3.2%

Neiman-Marcus *                           30,600         926

Warnaco Group (Class A)                   80,000       2,510

                                                       3,436

Specialty Merchandisers  2.8%

General Nutrition *                       31,500       1,069

Safeway *                                 32,000       2,024

                                                       3,093

Entertainment and Leisure  1.3%

La Quinta Inns                            75,000       1,448

                                                       1,448

Media and Communications  6.7%

ADVO *                                   107,000       2,086

Catalina Marketing *                      52,500       2,428

Sinclair Broadcast Group (Class A)        25,000       1,158

Young Broadcasting (Class A) *            40,000       1,568

                                                       7,240

Total Consumer Services                               15,217

CONSUMER CYCLICALS  1.7%

Building and Real Estate  1.7%

Patriot American Hospitality, REIT        65,000       1,873

Total Consumer Cyclicals                               1,873

TECHNOLOGY  9.5%

Electronic Components  5.0%

Analog Devices *                          50,000  $    1,384

Analogic                                  75,000       2,831

Xilinx *                                  35,000       1,225

                                                       5,440

Telecommunications  2.3%

MCI                                       60,000       2,571

                                                       2,571

Aerospace and Defense  2.2%

AlliedSignal                              35,000       1,363

OEA                                       34,400         996

                                                       2,359

Total Technology                                      10,370

CAPITAL EQUIPMENT  2.0%

Electrical Equipment  2.0%

Tyco International                        48,132       2,169

Total Capital Equipment                                2,169

BUSINESS SERVICES AND
TRANSPORTATION  29.6%

Computer Service and Software  3.7%

Affiliated Computer Services
   (Class A) *                           100,000       2,632

First Data                                49,000       1,433

                                                       4,065

Distribution Services  3.2%

Ikon Office Solutions                     52,600       1,479

JP Foodservice *                          53,250       1,967

                                                       3,446

Environmental  2.1%

USA Waste Services *                      60,000       2,355

                                                       2,355

Transportation Services  2.8%

Avis Rent A Car *                         68,300       2,182

BE Aerospace *                            31,600         846

                                                       3,028

Miscellaneous Business Services  17.8%

BISYS Group *                             75,000  $    2,503

Cendant *                                195,155       6,708

Corporate Express *                      150,000       1,936

Interim Services *                        60,000       1,553

MemberWorks *                            145,000       3,063

Snyder Communications *                   30,500       1,113

Source Services *                        117,500       2,519

                                                      19,395

Total Business Services
   and Transportation                                 32,289


ENERGY  4.5%

Energy Services  1.8%

Cooper Cameron *                          15,000         915

McDermott International                   30,000       1,099

                                                       2,014

Exploration and Production  2.7%

EEX *                                    200,000       1,812

Weatherford Enterra *                     25,000       1,094

                                                       2,906

Total Energy                                           4,920

PROCESS INDUSTRIES  1.3%

Specialty Chemicals  1.3%

Great Lakes Chemical                      30,000       1,346

Total Process Industries                               1,346

BASIC MATERIALS  3.6%

Metals  0.8%

Reynolds Metals                           15,000         900

                                                         900

Mining  2.8%

Battle Mountain Gold (Class A)           200,000       1,175

Prime Resources Group                    275,000       1,873

                                                       3,048

Total Basic Materials                                  3,948

Miscellaneous Common Stocks  1.6%                 $    1,775

Total Common Stocks (Cost  $79,463)                   98,932

Convertible Bonds  0.4%

Enserch, Sub. Deb., 6.375%, 4/1/02    $  400,000         406

Total Convertible Bonds (Cost  $399)                     406

Short-Term Investments  9.9%

Money Market Funds  9.9%

Government Reserve Investment
   Fund, 5.55% #                      10,855,529      10,855

Total Short-Term Investments
   (Cost  $10,855)                                    10,855

Total Investments in Securities

101.0% of Net Assets (Cost $90,717)               $  110,193

Other Assets Less Liabilities                         (1,138)

NET ASSETS                                        $  109,055
                                                ____________

Net Assets Consist of:

Accumulated net investment income -
   net of distributions                           $       56

Accumulated net realized gain/loss -
   net of distributions                                2,236

Net unrealized gain (loss)                            19,476

Paid-in-capital applicable to 6,560,853
   shares of $0.0001 par value capital
   stock outstanding; 1,000,000,000
   shares authorized                                  87,287

NET ASSETS                                        $  109,055
                                                ____________

NET ASSET VALUE PER SHARE                         $    16.62
                                                ____________

    *   Non-income producing
    #   Seven-day yield
  ADR   American Depository Receipt
 REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

Statement of Operations
In thousands

                                                        Year
                                                       Ended
                                                    12/31/97
Investment Income

Income
    Dividend                                      $      872
    Interest                                             636

    Total income                                       1,508

Expenses

    Investment management                                899
    Shareholder servicing                                355
    Custody and accounting                                86
    Registration                                          41
    Prospectus and shareholder reports                    40
    Legal and audit                                       14
    Directors                                              7
    Miscellaneous                                         14
    Reimbursed to manager                                  6

    Total expenses                                     1,462

Net investment income                                     46

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                        10,748
    Foreign currency transactions                        (13)

    Net realized gain (loss)                          10,735
Change in net unrealized gain or loss on securities    4,648

Net realized and unrealized gain (loss)               15,383

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   15,429
                                                ____________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

Statement of Changes in Net Assets

In thousands

                                            Year
                                           Ended
                                        12/31/97    12/31/96
Increase (Decrease) in Net Assets
Operations
    Net investment income             $       46  $       19
    Net realized gain (loss)              10,735       4,575
    Change in net unrealized
      gain or loss                         4,648       8,698

    Increase (decrease) in net
      assets from operations              15,429      13,292

Distributions to shareholders
    Net realized gain                     (9,517)     (5,624)

Capital share transactions*
    Shares sold                           25,621     109,851
    Distributions reinvested               9,489       5,285
    Shares redeemed                      (57,044)    (59,650)

    Increase (decrease) in net
      assets from capital
      share transactions                 (21,934)     55,486

Net Assets

Increase (decrease) during
    period                               (16,022)     63,154
Beginning of period                      125,077      61,923

End of period                         $  109,055  $  125,077
                                 ___________________________
*Share information
    Shares sold                            1,600       7,015
    Distributions reinvested                 586         339
    Shares redeemed                       (3,564)     (3,798)
    Increase (decrease) in
      shares outstanding                  (1,378)      3,556

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

December 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company and commenced operations on November 30, 1994.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, to best reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Purchases and sales of portfolio securities, other than short-term securities, aggregated $82,882,000 and $111,227,000, respectively, for the year ended December 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment
    income                            $   10,000

Paid-in-capital                          (10,000)

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $90,717,000, and net unrealized gain aggregated $19,476,000, of which $20,826,000 related to appreciated investments and $1,350,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $76,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager was required to bear any expenses through December 31, 1996, which would have caused the fund's ratio of expenses to average net assets to exceed 1.35%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $63,000 of unaccrued 1994-1995 fees and expenses were repaid during the year ended December 31, 1997, and $94,000 remains subject to reimbursement through December 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $331,000 for the year ended December 31, 1997, of which $36,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $196,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Capital Opportunity Fund

Report of Independent Accountants

To the Shareholders and Board of Directors of
T. Rowe Price Capital Opportunity Fund, Inc.

We have audited the accompanying statement of net assets of T. Rowe Price Capital Opportunity Fund, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from November 30, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
T. Rowe Price Capital Opportunity Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland

January 21, 1998

T. Rowe Price Capital Opportunity Fund
December 31, 1997

Tax Information (Unaudited) for the Tax Year Ended 12/31/97

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund's distributions to shareholders included:

o   $359,000 from short-term capital gains, and

o $9,157,000 from long-term capital gains; of which $1,722,000 was subject to the 20% rate gains category.

For corporate shareholders, 100% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202
This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Capital Opportunity Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F08-050  12/31/97